FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (**"Amendment"**), dated as of January 31, 2019, is entered into by and between CROSSROADS FINANCIAL GROUP, LLC, a North Carolina limited liability company (herein called "CROSSROADS"), which was assigned to CROSSROADS FINANCING, LLC on October 5, 2018 and KidPik Corp., a Delaware corporation (herein called "BORROWER").

R E C I T A L S:

a) CROSSROADS and BORROWER are parties to a Loan and Security Agreement dated September 5, 2017 (hereinafter referred to as the "Agreement").

b) BORROWER and CROSSROADS have agreed to certain modifications of the Agreement as a result of the ongoing business relationship between the parties.

AGREEMENT

IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The above recitals are true and correct and are incorporated herein by this reference.

2. Each of the terms defined in the Agreement, unless otherwise defined herein, shall have the same meaning when used herein.

3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall control.

4. a.) Section 12.12 is hereby deleted it its entirety and replaced with:

> 12.12 Ezra Dabah, Renee Dabah, their children and their children's trust accounts (the "Dabah Family") shall fail to be the direct and beneficial owner of more than fifty percent (50%) of the beneficial interest in each class of voting stock of Borrower; or any person or entity, other than the Dabah Family, shall become the direct or beneficial owner of forty-five percent (45%) or more of the beneficial interest in any class of voting stock of Borrower;

5. Except as herein amended, the Agreement remains in full force and effect and binding upon the Borrower without any defenses, setoffs or counterclaims of any kind whatsoever.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Signature page to follow:

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment which shall be effective with the date of the Amendment.

BORROWER:

KidPik Corp., a Delaware corporation.

By: ______________________________
Name: Ezra Dabah
Title: CEO

The Guarantor hereby consents to this amendment and reaffirms their Guaranty:

Guarantor: ______________________________
Ezra Dabah, individually

Guarantor: ______________________________
Renee Dabah, individually

LENDER:

Crossroads Financing , LLC, a Connecticut corporation.

By: ______________________________
Name: Lee Haskin
Title: CEO